CONSENT OF INDEPENDENT AUDITORS


We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the  Prospectuses  and  "Independent  Auditors"  and  "Financial
Statements" in the Statement of Additional Information, both included in Post-Effective Amendment Number 88 to the Registration Statement (Form N-1A, No. 2-52242) of Touchstone Investment Trust and to the use of our rpeort dated November 17, 2003, incorporated by reference therein.



                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
January 28, 2004